UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
August 10, 2015
RAYONIER INC.
COMMISSION FILE NUMBER 1-6780
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
225 Water Street, Suite 1400
Jacksonville, Florida 32202
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RAYONIER INC.

ITEM 7.01.	Regulation FD Disclosure

Beginning on August 10, 2015, and at certain other times thereafter, Rayonier Inc. (“Rayonier”) intends to use or otherwise provide the presentation materials attached to this Current Report on Form 8-K as Exhibit 99.1, which exhibit is incorporated herein by reference, in connection with webcasts, presentations or other communications with various investors or securities market professionals. The credit agreement containing the complete terms of Rayonier’s new credit facilities, which is referenced in the presentation materials filed as Exhibit 99.1 hereto, was previously filed as Exhibit 10.1 to the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 5, 2015.
The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the U.S. Securities Exchange Act of 1933, as amended, or the Exchange Act, except as otherwise expressly dated in such filing.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following is filed as an Exhibit to this Report.

Exhibit No.	Exhibit Description
99.1	Rayonier Refinancing & JV Recapitalization: Supplemental Materials, dated August 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ MARK MCHUGH
Mark McHugh
Senior Vice President and Chief Financial Officer
August 10, 2015

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION
99.1	Rayonier Refinancing & JV Recapitalization: Supplemental Materials, dated August 2015.	Furnished herewith.

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